Exhibit 10.1

January 13, 2025

EVTEC Aluminium Limited

Attention: David Roberts, CEO

Re:	Termination of Share Exchange Agreement

Dear David:

Reference is made to that certain Share Exchange Agreement, dated December 12, 2023, as amended on July 1, 2024 (the “Exchange Agreement”), among Blackboxstocks, Inc. (“Blackbox”), EVTEC Aluminium Limited (“Evtec”) and the Seller Parties thereto. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Exchange Agreement.

Pursuant to Section 8.1(a) of the Exchange Agreement, Blackbox and Evtec hereby mutually agree to terminate the Exchange Agreement.

The undersigned acknowledge that the termination of the Exchange Agreement has been approved by their respective boards of directors and the termination is effective as of the date of this letter.

BLACKBOXSTOCKS INC.

By:	/s/ Gust Kepler
Gust Kepler,
President and Chief Executive Officer

EVTEC ALUMINIUM LIMITED.

By:	/s/ David Roberts
David Roberts,
Chief Executive Officer